EXHIBIT 10.1

SUNTRUST                                          SECURITY AGREEMENT
                                                  (EQUIPMENT AND CONSUMER GOODS)
______________________
     Contract No.
                        THE TERMS OF THE LETTER AGREEMENT DATED JULY 1996 ARE INCORPORATED HEREIN BY REFERENCE.

ROYCE LABORATORIES, INC. (and if more than one, each of them jointly and
- -------------------------
(Name(s)  of Borrower(s))

severally), hereinafter called "Borrower", of
5350 NW 165TH STREET                    MIAMI       DADE              FLORIDA,
- ------------------------------------------------------------------------------
(No. and Street)                       (City)      (County)            (State)

for value received and intending to be legally hound hereby grants to SUNTRUST BANK, MIAMI, N.A.
- --------------------------
(NAME OF SECURED PARTY)

 hereinafter called "Secured Party", a security interest in the following property see below

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New or
Used       Year         Manufacturer or Make         Description of      Model Number or       Manufacturer's Serial No.
           Model           (Trade Name)               Collateral             Series
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
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

     First priority security interest on all of the Borrower's Equipment and Fixtures whether now existing or hereafter created or acquired.

together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any or any part thereof or used in connection with any thereof, and all replacements of all or any part thereof plus any returned or unearned premiums from any insurance financed by the Secured Party in conjunction with this transaction (all of which is hereinafter called Collateral), to secure the payment of a promissory note or notes executed by Borrower in the amount of:

SEVEN HUNDRED FIFTY THOUSAND AND 00/100 Dollars ($750,000.00), of even date herewith, and any and all extensions, modifications or renewals thereof, and also to secure the performance by Borrower of the agreements hereinafter set forth, and all other liabilities or obligations (primary, secondary, direct, contingent, sole, joint or several) due, or to become due or which may be hereafter contracted or acquired of each Borrower to Secured Party (the foregoing hereinafter being called the "Liabilities").

Borrower hereby warrants and agrees that

     1. (a) Borrower is the owner of the Collateral clear of all liens and security interests except the security interest granted hereby; (b) Borrower has the right and power to make this Agreement; and (c) the Collateral is used or acquired for use primarily for the purpose checked: [ ] personal, family or household purposes; [ ] farm purposes; or [ ] business purposes; and (d) if the Collateral consists of "household goods" as defined in 12 C.F.R. 227.12
(d) or if otherwise checked here [X] then the Collateral is being acquired with the proceeds of the loan provided for in or secured by this Agreement, and the proceeds will be used for no other purpose, and Borrower hereby authorizes Secured Party to disburse the proceeds or any part thereof directly to the seller of the Collateral or to the insurance agent or broker, or both, as shown on Secured Party's records.

     2.  (a) The Collateral will be kept at 5350 NW 165TH STREET, MIAMI, FL
                                            -------------------------------
                                            (No. and Street)   (City)    (State)

33014   DADE AND 16600 NW 54TH AVENUE MIAMI, FL  33014 DADE
- ------------     ------------------------------------------
                 (No. and Street)  (City)  (State) (County)

or if left blank, at the address shown at the beginning of this Agreement; Borrower will promptly notify Secured Party of any change in the location of the Collateral within said state; and Borrower will not remove the Collateral from said state without the written consent of Secured Party. (b) If the Collateral is used or acquired for use primarily for personal, family or household purposes, or for farm purposes, Borrower's residence in Florida is that shown at the beginning of this Agreement and Borrower will immediately notify Secured Party of any change in the location of said residence.

     3. (a) If the Collateral is acquired or used primarily for business use and is of a type normally used in more than one state, whether or not so used, and Borrower has a place of business in more than one state, the chief place of business of Borrower is 5350 NW 165TH STREET MIAMI, DADE FLORIDA or, if left
                        ----------------------------------------
                        (No. and Street) (City) (County) (State)

blank, is that shown at the beginning at this Agreement

and Borrower will immediately notify Secured Party in writing of any change in Borrower's chief place of business; and (b) if certificates of title are issued or outstanding with respect to any of the Collateral, Borrower will promptly cause the interest of Secured Party to be properly noted thereon and deliver such certificates of titled Secured Party.

     4. Borrower will defend the Collateral against the claims and demands of all persons, other than Secured Party, at any time claiming the same or any interest therein.

     5. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Borrower authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by the Secured Party describing the Collateral in the same manner as it is described herein; Borrower will from time to time at the request of Secured Party, execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain an enforceable first priority security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Liabilities.

     6. Borrower will not (a) permit any liens or security interest other than Secured Party's security interest, to attach any of the Collateral; (b) permit any of the Collateral to be levied upon under legal process; (c) sell, transfer, lease, dismantle, alter, modify, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Party; (d) permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement; (e) permit the Collateral to be or become a fixture (and is expressly covenanted, warranted and agreed, that the Collateral, and every part hereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property; or (f) locate Collateral on any property not owned or controlled by Borrower, without the prior written consent of the Secured Party.

     7. Borrower will (a) at all times keep the Collateral insured in amounts not less than the full insurable value thereof, against loss, damage, theft, and such other risks as Secured Party may require in such companies, under such policies, in such form and for such periods, as shall be satisfactory to Secured Party and each such policy shall provide, by New York Standard or Union Standard endorsement, that loss thereunder and proceeds payable thereunder shall be payable to Secured Party as its interest may appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward payment of the Liabilities, whether due or not due, in such order of application as Secured Party may determine) and each such policy shall provide for a minimum of 10 days written cancellation notice to Secured Party; and each such policy shall, if Secured Party so requests, be deposited with Secured Party and Secured Party may act as attorney for Borrower in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts; (b) at all times keep the Collateral free from any adverse lien, security interest, or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof; (c) Borrower shall be obligated to pay for the placement of any Vendor Single Interest Insurance ("VSI"), or any other similar type of insurance, should the Borrower fail to adequately protect the Collateral. Should VSI or any other insurance be placed by the Secured Party, than any Earned and/or Unearned Insurance Premium Refund will be credited to Borrower by the Secured Party. Should the Secured Party receive any compensation for Administrative or Experience Rated Refunds due to the placement and termination or such insurance, such compensation and/or refund shall be paid to Secured Party. Any interest earned during the period of placement of such insurance may be retained by Secured Party.

     8. (a) Borrower will not use the Collateral or permit the same to be used in violation of any statute, law or ordinance; and Secured Party may examine and inspect the Collateral at any time, wherever located, (b) Borrower will pay promptly when due all taxes and assessments upon the Collateral or for its use of operation or upon this Agreement or upon any note or notes or other writing evidencing the Liabilities, or any of them.

     9. At its options, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization, together with interest thereon at the highest lawful rate and each such payment and interest thereon shall be secured by this Security Agreement. Until default, Borrower may have possession of Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

     10. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when due any Liability (or any installment thereof or interest thereon), or default in the payment or performance of any obligation, covenant, agreement, or Liability contained or referred to therein; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Borrower proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) any Obligor (which term as used herein shall mean each Borrower and each other Party primarily or secondarily or contingently liable on any of the Liabilities) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding (including any proceeding in bankruptcy) is instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature; (e) entry of any judgment against any Obligor; (f) death of an Obligor who is a natural person, or of any partner of any Obligor which is a partnership; (g) dissolution, merger or consolidation, or transfer of a substantial part of the property of any Obligor which is a corporation or partnership; (h) appointment of a receiver for the Collateral or any part thereof or for any property in which any Borrower has an interest; and (i) the Collateral is used by anyone to transport or store goods the possession, transportation or use of which is illegal.

     11. Upon the occurrence of any such default or at any time thereafter, Secured Party may, at its option, declare all Liabilities secured hereby, or any of them (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing such Liability), and Secured Party shall have and may exercise from time to time any and all rights and remedies of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured Party, Borrower shall, at its expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to Secured Party; and Borrower shall promptly pay all costs of Secured Party of collection of any and all liabilities, and enforcement of any rights hereunder, including reasonable attorneys' fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed. Any notice of sale, disposition or either intended action by Secured Party, sent to Borrower at the address of Borrower specified above or at any other address shown on the records of Secured Party, at least five days prior to such action, shall constitute reasonable notice to Borrower. In the event of repossession Borrower authorizes Secured Party to take into custody any personal property found in or on the Collateral and to hold the same until claimed by Borrower at the principal place of business of Secured Party and in the event such personal property is not claimed within a reasonable time by Borrower, Secured Party is authorized to dispose of same. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include Secured Party's reasonable attorneys' fees and legal expenses. Any excess or surplus of proceeds of any disposition of any of the Collateral may be applied by Secured Party toward payment of such of the Liabilities, without marshalling of assets and in such order of application, as Secured Party may from time to time elect.

     12. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this Agreement, the term "Borrower" shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder; provided, however, if one of the parties signing this Agreement has not executed the promissory note or notes referred to herein, said party shall have no personal liability under, or in conjunction with, said promissory note or notes. The singular pronoun, when used herein, shall include the plural and the neuter shall include masculine and feminine. If this Agreement is not dated when executed by the Borrower, the Secured Party is authorized without notice to the Borrower, to date this Agreement. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all Liabilities of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

     13. This Agreement has been delivered in the State of Florida and shall be construed in accordance with laws of Florida. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14. BORROWER AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NOR THE SECURED PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY, NOR SECURED PARTY'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

 IN WITNESS WHEREOF, this Agreement has been duly executed as of the _________ day of________________ 19_____________


 Signed, sealed and delivered
 in the presence of                        ROYCE LABORATORIES, INC.       (Seal)
                                           -------------------------------

- --------------------------------           /S/PATRICK J. MCENANY          (Seal)
                                           -------------------------------

- --------------------------------           AS ITS:     PRESIDENT/CEO      (Seal)
                                                  ------------------------

SUNTRUST BANK, MIAMI, N.A. Brickell Avenue Office 777 Bricked Avenue Miami. Florida 33131 Tel (305) 579-7216

H. MONTY WEIGEL
Senior vice President

SUNTRUST

Royce Laboratories, Inc.
Attn: Mr. Robert Band
5350 Northwest 165th St.
Miami, Florida 33014

July 18, 1996

Re: TERM LOAN IN THE AMOUNT OF $750,000 TO ROYCE LABORATORIES, INC.

Dear Bob,

SunTrust Bank, Miami, N.A. (hereinafter called "Lender") has conditionally agreed to extend financing to ROYCE LABORATORIES, INC. (hereinafter called "Borrower"), subject to the following terms and conditions:

1. LOAN AMOUNT:

TERM LOAN - $750 000.

2. INTEREST RATES AND PAYMENT SCHEDULE:

The Term Loan shall bear interest on the entire disbursed and unpaid balance from time to time outstanding at a fixed rate of interest of 10% per annum together with principal based on a four (4) year fixed payment amortization. Interest at the foregoing rate shall be computed for the actual number of days elapsed on the basis of a 360-day year; i.e., 1/360th of a full year's interest shall accrue for each day the Loan is outstanding.

Interest payments shall be due monthly and shall be payable in arrears. The unpaid principal balance shall be due on the date of the termination thereof.

3. TERMINATION DATE:

The Loan shall mature 48 months from inception and no later than September 1, 2000.

4. USE OF PROCEEDS:

The proceeds of the Term Loan shall be used to purchase equipment or replenish cash used in the recent (8 months) purchase of equipment.

5. FEES: The following fees will be payable in connection with the loan:

TERM LOAN COMMITMENT FEE - A commitment fee will be payable upon acceptance in an amount equal to 1% of the Lender's commitment.

6. COLLATERAL: The loan shall be collateralized by:

A first priority security interest in all of the Borrower's Equipment and Fixtures, whether now existing or hereafter created or acquired, except equipment financed under the capital lease line described in 7(a) below.

7. COVENANTS:

The credit agreement will include typical affirmative and negative covenants required by the Lender for loans similar to the loan. In addition, the Borrower shall agree in the credit agreement:

(a) Not to incur, or permit its subsidiaries to incur, any indebtedness or liabilities, except for a $500,000 lease line and any other indebtedness of the Borrower and/or its subsidiaries to the Lender and current accounts payable in the ordinary course of business.

(b) Not to become, or permit its subsidiaries to become, a guarantor, nor make, or permit its subsidiaries to make, any investment in or advance any monies to, any person or entities, except guaranties in favor of the Lender and investments by the Borrower and its subsidiaries in short term investments in corporate or municipal debt having ratings acceptable to the Lender.

(c) Not to sell, lease, assign, transfer or otherwise dispose of, or permit its subsidiaries to sell, lease, assign, transfer or otherwise dispose of, any of their assets or revenues, except in the ordinary course of business.

(d) Not to permit the ratio of total liabilities to tangible net worth at any time to be more than 1.0 to 1.0.

(e) Not to permit the ratio of consolidated net income available for debt service as of the end of any fiscal year to be less than 1.5 to 1. The term "consolidated net income available for debt service" shall mean the consolidated net income of the Borrower and subsidiaries, plus to the extent deducted in computing consolidated net income, all interest expense, depreciation and amortization, income taxes and rental payments under leases, and minus capital expenditures to the extent not funded with indebtedness. The term "debt service" shall mean interest expense, rental payments under leases and principal payments on indebtedness (adjusted on an after-tax basis).

(f) Not to make capital expenditures (including capital leases) or rental payments on operating leases in any fiscal year in excess of $2,000,000 in the aggregate.

(g) Within 60 days of fiscal quarter end, deliver to the Lender quarterly unaudited balance sheets, income statements, accounts receivable and payable aging reports, and certificates evidencing compliance with the Credit Agreement, all to be of common date.

(h) Within 90 days of fiscal year end, deliver to the Lender annually audited financial statements certified by Price Waterhouse, LLP, the Borrower's independent auditor (PW), including a balance sheet, income statement and statement of changes in cash flows, and a certificate of PW to the Lender regarding compliance with the Credit Agreement by the borrower. PW's management letter shall be delivered to Lender within 120 days of year-end.

8. LOAN DOCUMENTS:

All documentation for the loan will be prepared by counsel for the Lender and shall be in form and substance satisfactory to the lender and its counsel, and all legal matters shall be subject to the final approval of counsel to the lender.

9. EXPENSES:

The loan shall be made by the Lender without cost or expense to the Lender, and without limiting the generality of the foregoing, the Borrower shall pay all reasonable fees and expenses of the Lender's counsel in connection with the financing, and all recording, filing and other fees, expenses and taxes which may be occasioned by this transaction, regardless whether any loans are ever made by the Lender. All fees and expenses incurred prior to the closing date will be due and payable at closing unless otherwise stated. The Lender's legal expenses related to this transaction shall not exceed $2,500.

10. SPECIFIC CLOSING CONDITIONS: The making of the loan will be made expressly contingent upon the following, each of which shall be completed to the satisfaction of the Lender and its counsel:

(a) Landlord's waiver.

(b) Hazard insurance on the collateral maintained at a minimum of $750,000 and the Bank shall be a loss payee under such insurance.

(c) Receipt and review of satisfactory trade and credit references performed by Lender based on contacts supplied by Borrower.

11. NO ADVERSE CHANGE:

Current financial statements on the Borrower are to be submitted to and approved by the Lender at least ten (10) days prior to the Closing Date. The Lender's obligation to close and fund the Loan is expressly conditioned on the basis that there shall be no material adverse change in the financial condition of the Borrower since the date of the most recent financial statements of the Borrower delivered to the Lender prior to the date of this letter.

12. TERM OF COMMITMENT:

The Borrower shall comply with all requirements set forth herein and all other closing requirements of the Lender. The closing pursuant hereto shall take place, in the offices of the Lender's counsel, as soon as reasonably feasible, but in no event later than July 31, 1996 (the "Closing Date").

13. NO ASSIGNMENT OF COMMITMENT:

The commitment of the Lender hereunder shall not be assigned by the Borrower to any other person without prior written consent of the Lender.

14. INDEMNITY:

By their acceptance hereunder, the Borrower hereby agrees to hold the Lender and its officers, directors, employees and agents harmless from and against all claims, damages, liabilities and expenses, including reasonable fees and disbursements of counsel (including those in appellate proceedings), which may be incurred by or asserted against any of them in connection with or arising out of any investigation, litigation or proceeding relating to this commitment and/or the use of any proceeds of the Loan.

15. WAIVER OF JURY TRIAL:

LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER OR THE LOAN AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF

DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ISSUING THIS LETTER AND AGREEING TO ENTER INTO THE LOANS.

The terms of this commitment letter may not be waived, modified or in any way changed by implication, course of conduct or otherwise unless such waiver, modification or change is made in the form of an amendment to this commitment letter in writing and agreed to by both parties. The Lender's offer to make the Loan on the terms set forth herein shall remain in effect until 5:00 P.M., Miami time, on July 23, 1996. The commitment of the Lender hereunder shall not be effective until the original accepted copy of this letter is returned to the Lender along with a check for the commitment fee in the amount of $7,500. If the above terms are acceptable to you, please arrange for the execution of the acceptance hereof on the copy of this letter and return the same to the undersigned on or before the time set forth above. We look forward to working with you toward a successful closing.

Very truly yours,

SunTrust Bank, Miami, N.A.
By: Monty Weigel
Senior Vice President



"Borrower"
Royce Laboratories, Inc.

By: Patrick J. McEnany
Its: President and CEO

SUNTRUST                                                        Promissory Note
         $ 750.000.00                                             JULY 26, 1996
The terms of the letter agreement dated July 18, 1996 are incorporated herein by reference.

The undersigned (whether one or more hereinafter called "Maker"), jointly and severally; promise(s) to pay to the order of Sun Trust Bank, Miami, N.A. (herein called "Bank") at its offices located at 777 Brickell Ave., Miami Florida, Seven Hundred Fifty Thousand and 00/100 Dollars ($ 750,000.00), together with interest from the date hereof at the rate hereinafter provided, and applicable fees in the following manner.

REPAYMENT SCHEDULE:
 [ ]                       Single Payment     Principal Due in Full On:________
                           Interest Payable:___________________________________

 [X]   Installment Payment (including interest): In    48
                                                      -----    ----------------
                                                      (No.)         (Period)

       Installments of $19,022.00 commencing on SEPTEMBER 1, 1996, and on the same day of each successive month thereafter, together with a FINAL PAYMENT of $19,022.00 due and payable on AUGUST 1, 2000.

 [ ]   Installment Payment (plus interest):_________            _______________
                                             (No.)                 (Period)

       Principal installments of $____________, plus interest, commencing on ______________, 19___, and on the same day of each successive
       _____________ thereafter, together with a FINAL PAYMENT of $_________, plus accrued interest due and payable on ______________, 19__.

 [ ]  Multiple Payment     Principal and interest are payable as follows:______
                           ____________________________________________________
                           ____________________________________________________

 [ ]  ON DEMAND            Principal payable ON DEMAND with Interest payable___
                           ________________commencing on __________________ and
                           each __________________  thereafter.

 [ ] Prepayment Right   Bank shall have the absolute and unconditional right, at
     its sole discretion, to require Maker to pay the entire loan balance, along with accrued unpaid interest at any time after the sixty-first (61st ) month from the note date. If the bank elects to exercise such right of payment, Bank will provide Maker ninety (90) days prior written notice of its intention to demand payment. If Bank does not exercise such right of payment, the loan balance outstanding, along with accrued unpaid interest is due and payable on the one hundred twentieth (120th) installment.

THE INTEREST RATE IS AS FOLLOWS: [ ]    If checked here, the interest rate
provided herein shall be computed on the basis of a 365 day year and shall be calculated for the actual number of days elapsed. If not checked, the interest rate shall be computed on the basis of a 360 day year and shall be calculated for the actual number of days elapsed.

Variable Interest Rate
[X]   Not applicable
[ ]   Applicable, provided however that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law. If this loan is for a consumer purpose and is secured by a dwelling, the maximum interest rate charged will never exceed 18% per annum or the state usury ceiling, whichever is less.

If applicable, the interest rate stated herein shall, from time to time, automatically increase or decrease so that at all times it shall be equivalent to (check appropriate box and complete):

[ ] _____% over the annual interest rate announced by __________________, from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of Sun Banks, Inc.). Any such change in prime rate will increase or decrease your periodic interest payments. Any change in prime rate shall be effective at the beginning of the business day on which such change is announced; or,
[ ]  % over the________________________________________________________________
     __________________________________________________________________________

FIXED RATE                 [X] Applicable at 10%  per annum, simple interest.
                           [ ] Not Applicable.
LATE CHARGE FEE            If a payment is late,  you may be  charged 5% of
                           such  payment  as a late  charge.  A payment  which
                           is not received on the due date shall be deemed late.
SERVICE FEE                A service fee of the lesser of $50.00 or 2 percent
                           of the principal amount of this loan will be charged.
                           The service fee charge will not be refunded in the event of prepayment.
ADDITIONAL FEES The Bank may charge various additional fees for servicing or processing the loan. The name of the fee shall describe the work performed.
         In the event any installment of principal or interest or any part thereof is not paid when it becomes due, or in the event of any default thereunder, the principal sum remaining unpaid hereunder, together with all accrued and past due interest thereon, shall immediately and without notice become due and payable at the election of the holder at any time thereafter.
         Notwithstanding any rate of interest provided herein, the interest rate on any payment or payments of principal or interest, or any part thereof, which is not made when due shall, thereafter, be at the maximum rate allowed, from time to time, by law. Minimum interest of $10.00 on any single payment loan or $15.00 on any installment loan will be charged.
This note is [X] SECURED [ ] UNSECURED (Notwithstanding the fact that this note is marked `unsecured', Maker understands and agrees that any other security interest the Bank now holds or may hereafter acquire from the Maker may secure this note).

As security for the payment of this note Maker has pledged or deposited with Bank and hereby grants to Bank a security interest In the following property:
FIRST PRIORITY SECURITY INTEREST ON ALL OF THE BORROWER'S EQUIPMENT AND FIXTURES WHETHER NOW EXISTING OR HEREAFTER CREATED OR ACQUIRED.
(Including all cash, stock and other dividends and all rights to subscribe for securities incident to, declared, or granted in connection with such property and including any returned or unearned premiums from any insurance financed hereunder), which property, together with all additions and substitutions hereafter pledged or deposited with Bank is called the Collateral. The Collateral is also pledged as security for all other liabilities (primary, secondary, direct, contingent, sole, joint, or several), due or to become due or which may be hereafter contracted or acquired, of each Maker (including each Maker and any other person) to Bank and for all renewals, extensions or modifications of this note. The surrender of this note, upon payment or otherwise, shall not affect the right of Bank to retain the Collateral for such other liabilities.

Lender may request periodically as it deems necessary, complete and current financial statements, balance sheets, profit and loss statements, and cash flow information for Maker and Cosigner.

Maker understands and agrees that the jury waiver, the additional agreements and provision on the reverse side hereof, hereby incorporated by reference, constitute agreements of the Maker and a part of this note. Maker acknowledges receipt of a completed copy of this note.
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   Notice to Cosigner: You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.
   You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay later fees or collection costs, which increase this amount.
   The Bank can collect this debt from you without first trying to collect from the borrower. The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc.
If this debt is ever in default, that fact may become a part YOUR credit record.
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Address: 5350 NW 165TH STREET   ROYCE LABORATORIES, INC.  (Seal) ______________
         ---------------------  ------------------------              Date

         MIAMI, FLORIDA  33014  ________________________  (Seal) ______________
                                BY: /s/Patrick J. McEnany             Date
                                    as its:  PRESIDENT/CEO
===============================================================================

     If the variable interest rate is not applicable and if this note is payable on demand, Bank reserves, and is hereby granted the right, to adjust the interest rate from time to time by furnishing Maker with written notice of such adjusted rate; provided, however, that no such adjusted rate shall exceed the maximum rate allowed, from time to time, by law.
     Additions to, reductions or exchanges of, or substitutions for the Collateral, payments on account of this note or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time, be made without affecting the provisions of this note.
     Upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of each Maker to Bank shall thereupon or; thereafter, at the option of the Bank, without notice or demand, become due and payable: (a) failure of any Obligor (which terms shall mean and include each Maker, endorser, surety and guarantor of this note) to perform any agreement hereunder to pay interest hereon when due or requested or demanded or to pay any other liability whatsoever to Bank when due; (b) the death of any Obligor; (c) the filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by or against any Obligor; (d) an application for the appointment of a receiver or the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) the entry of a judgment against any Obligor; (f) the issuing of any writ of attachment or writ of garnishment, or the filing of any lien, against the property of any Obligor,
(g),the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (h) the dissolution, merger, consolidation, or reorganization of any Obligor; (i) the assignment by any Maker of any equity in any of the Collateral, without the written consent of Bank.
     Bank is hereby given a lien upon and a security interest in all property of each Maker now or at any time hereafter in the possession of Bank in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust, or agent account as security for the payment of this note, and a similar lien upon and security interest in all such property of each Maker as security for the payment of all other liabilities of each Maker to Bank (including liabilities of each Maker and any other person); and Bank shall have the same rights as to such property as it has with respect to the Collateral.
     Upon the occurrence of any default hereunder Bank shall hays the remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, Bank shall have the right, immediately and without further action by it, to set off against this note all money owed by Bank in any capacity to each or any Obligor, whether or not due, and also to set off against all other liabilities of each Maker to Bank all money owed by Bank in any capacity to each or any Maker; and Bank shall be deemed to have exercised such right of set off and to have made a charge against any such money immediately upon the occurrence of such default even though such a charge is made or entered on the books of Bank, subsequent thereto. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give Maker reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Maker at the address given below or at any other address shown on the records of the Bank, at least five days before the time of the sale or disposition. Sale at a wholesale dealer's auction is a commercially reasonable disposition. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and remain liable for any deficiency; and Bank shall account to Maker for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) any and all other liability of each or any Maker to Bank. The Obligors, jointly and severally, promise and agree to pay all costs and expenses of collection and reasonable attorneys' fees, including costs, expenses and reasonable attorneys' fees on appeal, if collected by legal proceedings or through an attorney at law: Maker hereby waives any right to a trial by jury in any civil action arising out of, or based upon, this note or the Collateral.
     Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Makers shall reasonably request in writing, but no omission to do any act not requested by Maker shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and Maker shall take all necessary steps for such purposes. Bank or its nominee need not collect interest on or principal of any Collateral or give any notice with respect to it.
     If Collateral shall at any time become unsatisfactory to Bank, Maker shall within one day after demand pledge and deposit with Bank as part of the Collateral additional property which is satisfactory to Bank.
     Bank shall have the right, which may be exercised at any time whether or not this note is due, to notify the Obligors on any Collateral to make payment to Bank on any amounts due or to become due thereon. In the event of any default hereunder, Bank shall thereafter have, but shall not be limited to, the following rights: (i) to pledge or transfer this note and the Collateral and Bank shall thereupon be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledge or transferee shall for all purposes stand in the place of Bank hereunder and have all the rights of Bank hereunder;
(ii) to transfer the whole or any part of the collateral into the name of itself or its nominee; (iii) to vote the Collateral; (iv) to demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (v) to take control of any proceeds of Collateral.
     I HEREBY CONSENT TO THE ATTACHMENT OR GARNISHMENT OF MY EARNINGS.
No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by each and every Obligor. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at, the address shown on the Bank's records.
          I waive any and all privilege and rights which I may have under Chapter 47, Florida Statutes, relating to venue, as it now exists or may hereafter be amended. I agree that any action shall be brought in the County in which the Bank's business office is located as designated above or at which the loan was closed.

          JURY WAIVER. MAKER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY, WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMNT FOR BANK ENTERING INTO THIS AGREEMENT, FURTHER, MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR THE BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK YOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE BANK, NOR THE BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.
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         The undersigned acknowledges having received and read the NOTICE TO
CO-SIGNER appearing on the reverse side hereof.
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__________________________(Date)     _____________________________________(Seal)

__________________________(Date)     _____________________________________(Seal)

__________________________(Date)     _____________________________________(Seal)